                                                                   EXHIBIT 99.2

                                                       MONTHLY OPERATING REPORT

      CASE  NAME:  KITTY HAWK AIRCARGO, INC.                      ACCRUAL BASIS

      CASE  NUMBER:  400-42142-BJH-11                      02/13/95, RWD, 2/96

      JUDGE:  BARBARA J. HOUSER


                        UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: FEBRUARY 28, 2001


      IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

      RESPONSIBLE  PARTY:

      /s/ Drew Keith                               CHIEF FINANCIAL OFFICER
      -------------------------------------------  ---------------------------
      ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY           TITLE

      DREW KEITH                                          3/20/2001
      -------------------------------------------  ---------------------------
      PRINTED NAME OF RESPONSIBLE PARTY                      DATE

      PREPARER:

      /s/ Kevin K. Craig                           CONTROLLER, KITTY HAWK INC.
      -------------------------------------------  ---------------------------
      ORIGINAL  SIGNATURE  OF  PREPARER                     TITLE

      KEVIN K. CRAIG                                      3/20/2001
      -------------------------------------------  ---------------------------
      PRINTED NAME OF PREPARER                               DATE

                                                       MONTHLY OPERATING REPORT

CASE NAME:  KITTY HAWK AIRCARGO, INC.                           ACCRUAL BASIS-1

CASE  NUMBER:  400-42142-BJH-11                             02/13/95, RWD, 2/96

                                                               AMENDED 3/20/01

COMPARATIVE  BALANCE  SHEET

                                            SCHEDULE                  MONTH                    MONTH           MONTH
                                                                   -------------           --------------
                                             AMOUNT                JANUARY, 2001           FEBRUARY, 2001
ASSETS
---------------------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED  CASH                         $16,904                  $20,924                $21,324             $0
2.  RESTRICTED  CASH                                $0                       $0                     $0             $0
3.  TOTAL  CASH                                $16,904                  $20,924                $21,324             $0
---------------------------------------------------------------------------------------------------------------------
4.  ACCOUNTS  RECEIVABLE  (NET)            $29,303,045              $26,804,113            $24,276,639             $0
5.  INVENTORY                               $1,508,508               $2,427,576             $2,403,007             $0
6.  NOTES  RECEIVABLE                               $0                       $0                     $0             $0
7.  PREPAID  EXPENSES                       $2,294,717              $16,188,438            $13,482,705             $0
8.  OTHER  (ATTACH  LIST)                 $111,256,463             ($41,337,323)          ($39,513,358)            $0
9.  TOTAL  CURRENT  ASSETS                $144,379,636               $4,103,728               $670,317             $0
---------------------------------------------------------------------------------------------------------------------
10. PROPERTY,  PLANT  &  EQUIPMENT        $166,772,560             $206,205,090           $205,729,649             $0
11. LESS:  ACCUMULATED
    DEPRECIATION / DEPLETION                        $0              $51,433,060            $53,105,274             $0
12. NET  PROPERTY,  PLANT  &
    EQUIPMENT                             $166,772,560             $154,772,030           $152,624,375             $0
---------------------------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS
14. OTHER  ASSETS  -  NET  OF
    AMORTIZATION  (ATTACH  LIST)                    $0               $2,320,000             $2,320,000             $0
15. OTHER (ATTACH LIST)                             $0                       $0                     $0             $0
---------------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                          $311,152,196             $161,195,758           $155,614,692             $0
=====================================================================================================================
POSTPETITION  LIABILITIES
17. ACCOUNTS  PAYABLE                                                $2,970,627             $3,126,230             $0
18. TAXES  PAYABLE                                                      $38,000                $32,000             $0
19. NOTES  PAYABLE                                                     $900,000                     $0             $0
20. PROFESSIONAL  FEES                                                       $0                     $0             $0
21. SECURED  DEBT                                                    $8,185,926             $8,046,696             $0
22. OTHER  (ATTACH  LIST)                                           $10,396,948             $7,038,325             $0
---------------------------------------------------------------------------------------------------------------------
23. TOTAL  POSTPETITION
    LIABILITIES                                                     $22,491,501            $18,243,251             $0
=====================================================================================================================
PREPETITION  LIABILITIES
24. SECURED  DEBT                                                   $27,100,000            $27,100,000             $0
25. PRIORITY  DEBT                          $2,177,962                       $0                     $0             $0
26. UNSECURED  DEBT                       $184,252,878              $30,442,680            $30,440,296             $0
27. OTHER (ATTACH LIST)                             $0              $20,040,527            $20,014,211             $0
28. TOTAL  PREPETITION  LIABILITIES       $186,430,840              $77,583,207            $77,554,507             $0
---------------------------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                     $186,430,840             $100,074,708            $95,797,758             $0
=====================================================================================================================
 EQUITY
30. PREPETITION  OWNERS'  EQUITY                                    $69,645,449            $69,645,449             $0
31. POSTPETITION  CUMULATIVE
    PROFIT  OR  (LOSS)                                              ($8,524,399)           ($9,828,515)            $0
32. DIRECT  CHARGES  TO  EQUITY
    (ATTACH  EXPLANATION)                                                    $0                     $0             $0
33. TOTAL  EQUITY                                   $0              $61,121,050            $59,816,934             $0
---------------------------------------------------------------------------------------------------------------------
34. TOTAL  LIABILITIES  &
    OWNERS'  EQUITY                       $186,430,840             $161,195,758           $155,614,692             $0
=====================================================================================================================
                                                                             $0                     $0             $0

                                                       MONTHLY OPERATING REPORT

CASE NAME:  KITTY HAWK AIRCARGO, INC.           ACCRUAL BASIS-2 AMENDED 3/20/01

CASE  NUMBER:  400-42142-BJH-11                             02/13/95, RWD, 2/96

INCOME STATEMENT                        AMENDED 3/20/01

                                             MONTH           MONTH              MONTH      QUARTER
                                         -------------   -------------
                                         JANUARY, 2001   FEBRUARY, 2001                     TOTAL
REVENUES
----------------------------------------------------------------------------------------------------
1.  GROSS  REVENUES                      $  9,800,616    $  9,712,499    $          0   $ 19,513,115
2.  LESS:  RETURNS & DISCOUNTS           $          0    $          0    $          0   $          0
----------------------------------------------------------------------------------------------------
3.  NET  REVENUE                         $  9,800,616    $  9,712,499    $          0   $ 19,513,115
====================================================================================================
COST  OF  GOODS  SOLD
4.  MATERIAL                             $          0    $          0    $          0   $          0
5.  DIRECT  LABOR                        $          0    $          0    $          0   $          0
6.  DIRECT  OVERHEAD                     $          0    $          0    $          0   $          0
7.  TOTAL  COST  OF  GOODS  SOLD         $          0    $          0    $          0   $          0
----------------------------------------------------------------------------------------------------
8.  GROSS  PROFIT                        $  9,800,616    $  9,712,499    $          0   $ 19,513,115
====================================================================================================
OPERATING  EXPENSES
9.  OFFICER / INSIDER  COMPENSATION      $     58,334    $     58,334    $          0   $    116,668
10. SELLING &  MARKETING                 $          0    $          0    $          0   $          0
11. GENERAL & ADMINISTRATIVE             $  1,095,685    $    792,398    $          0   $  1,888,083
12. RENT &  LEASE                        $  2,510,052    $  2,373,674    $          0   $  4,883,726
13. OTHER (ATTACH LIST)                  $ 12,863,148    $ 12,762,891    $          0   $ 25,626,039
14. TOTAL  OPERATING  EXPENSES           $ 16,527,219    $ 15,987,297    $          0   $ 32,514,516
----------------------------------------------------------------------------------------------------
15. INCOME  BEFORE  NON-OPERATING
    INCOME & EXPENSE                     ($ 6,726,603)   ($ 6,274,798)   $          0   ($13,001,401)
====================================================================================================
OTHER  INCOME &  EXPENSES
16. NON-OPERATING INCOME (ATT.  LIST)    ($     1,968)   ($     2,049)   $          0   ($     4,017)
17. NON-OPERATING EXPENSE (ATT.  LIST)   $          0    $          0    $          0   $          0
18. INTEREST  EXPENSE                    $    635,066    $    589,710    $          0   $  1,224,776
19. DEPRECIATION / DEPLETION             $    116,821    $    114,522    $          0   $    231,343
20. AMORTIZATION                         $          0    $          0    $          0   $          0
21. OTHER (ATTACH LIST)                  ($ 6,750,819)   ($ 4,803,456)   $          0   ($11,554,275)
----------------------------------------------------------------------------------------------------
22. NET  OTHER INCOME & EXPENSES         ($ 6,000,900)   ($ 4,101,273)   $          0   ($10,102,173)
====================================================================================================
REORGANIZATION  EXPENSES
23. PROFESSIONAL  FEES                   $          0    $          0    $          0   $          0
24. U.S.  TRUSTEE  FEES                  $          0    $          0    $          0   $          0
25. OTHER (ATTACH LIST)                  $          0    $          0    $          0   $          0
26. TOTAL  REORGANIZATION  EXPENSES      $          0    $          0    $          0   $          0
----------------------------------------------------------------------------------------------------
27. INCOME  TAX                          ($   290,281)   ($   869,410)   $          0   ($ 1,159,691)
====================================================================================================
28. NET  PROFIT  (LOSS)                  ($   435,422)   ($ 1,304,115)   $          0   ($ 1,739,537)
====================================================================================================

                                                       MONTHLY OPERATING REPORT

CASE NAME:  KITTY HAWK AIRCARGO, INC.                           ACCRUAL BASIS-3

CASE  NUMBER:  400-42142-BJH-11                             02/13/95, RWD, 2/96

                                             MONTH              MONTH             MONTH           QUARTER
                                         -------------     --------------
                                         JANUARY, 2001     FEBRUARY, 2001                         TOTAL
CASH RECEIPTS AND
DISBURSEMENTS
---------------------------------------------------------------------------------------------------------
1.  CASH-BEGINNING OF MONTH             $     20,824      $     20,924      $     21,324     $     20,824
---------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
2.  CASH SALES                          $          0      $          0      $          0     $          0
---------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
3.  PREPETITION                         $          0      $          0      $          0     $          0
4.  POSTPETITION                        $ 47,561,767      $ 14,932,727      $          0     $ 62,494,494
---------------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS            $ 47,561,767      $ 14,932,727      $          0     $ 62,494,494
=========================================================================================================
NON - OPERATING RECEIPTS
6.  LOANS & ADVANCES (ATTACH  LIST)     $          0      $          0      $          0     $          0
7.  SALE OF ASSETS                      $          0      $          0      $          0     $          0
8.  OTHER (ATTACH  LIST)                ($47,561,667)     ($14,932,327)     $          0     ($62,493,994)
9.  TOTAL NON-OPERATING RECEIPTS        ($47,561,667)     ($14,932,327)     $          0     ($62,493,994)
---------------------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                      $        100      $        400      $          0     $        500
---------------------------------------------------------------------------------------------------------
11. TOTAL CASH  AVAILABLE               $     20,924      $     21,324      $     21,324     $     21,324
=========================================================================================================
OPERATING DISBURSEMENTS
12. NET  PAYROLL                        $          0      $          0      $          0     $          0
13. PAYROLL TAXES PAID                  $          0      $          0      $          0     $          0
14. SALES, USE & OTHER TAXES PAID       $          0      $          0      $          0     $          0
15. SECURED/RENTAL/LEASES               $          0      $          0      $          0     $          0
16. UTILITIES                           $          0      $          0      $          0     $          0
17. INSURANCE                           $          0      $          0      $          0     $          0
18. INVENTORY PURCHASES                 $          0      $          0      $          0     $          0
19. VEHICLE EXPENSES                    $          0      $          0      $          0     $          0
20. TRAVEL                              $          0      $          0      $          0     $          0
21. ENTERTAINMENT                       $          0      $          0      $          0     $          0
22. REPAIRS & MAINTENANCE               $          0      $          0      $          0     $          0
23. SUPPLIES                            $          0      $          0      $          0     $          0
24. ADVERTISING                         $          0      $          0      $          0     $          0
25. OTHER (ATTACH  LIST)                $          0      $          0      $          0     $          0
---------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS       $          0      $          0      $          0     $          0
=========================================================================================================
REORGANIZATION EXPENSES
27. PROFESSIONAL FEES                   $          0      $          0      $          0     $          0
28. U.S. TRUSTEE FEES                   $          0      $          0      $          0     $          0
29. OTHER (ATTACH  LIST)                $          0      $          0      $          0     $          0
30. TOTAL REORGANIZATION EXPENSES       $          0      $          0      $          0     $          0
31. TOTAL DISBURSEMENTS                 $          0      $          0      $          0     $          0
32. NET CASH FLOW                       $        100      $        400      $          0     $        500
---------------------------------------------------------------------------------------------------------
33. CASH-END OF MONTH                   $     20,924      $     21,324      $     21,324     $     21,324
=========================================================================================================

                                                       MONTHLY OPERATING REPORT

CASE NAME:  KITTY HAWK AIRCARGO, INC.                           ACCRUAL BASIS-4

CASE  NUMBER:  400-42142-BJH-11                             02/13/95, RWD, 2/96

                                                    SCHEDULE             MONTH                MONTH           MONTH
                                                                      -------------       --------------
ACCOUNTS  RECEIVABLE  AGING                          AMOUNT           JANUARY, 2001       FEBRUARY, 2001
-----------------------------------------------------------------------------------------------------------------
1.  0-30                                         $27,808,237          $23,056,502          $20,248,367         $0
2.  31-60                                           $648,873             $329,211             $708,316         $0
3.  61-90                                           $923,454              $46,815             ($11,432)        $0
4.  91+                                             ($77,519)          $1,377,605           $1,399,596         $0
5.  TOTAL  ACCOUNTS  RECEIVABLE                  $29,303,045          $24,810,133          $22,344,847         $0
-----------------------------------------------------------------------------------------------------------------
6.  AMOUNT  CONSIDERED  UNCOLLECTIBLE
-----------------------------------------------------------------------------------------------------------------
7.  ACCOUNTS  RECEIVABLE  (NET)                  $29,303,045          $24,810,133          $22,344,847         $0
=================================================================================================================


AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                                              MONTH: FEBRUARY, 2001
---------------------------------------------
                                 0-30           31-60          61-90          91+
TAXES  PAYABLE                   DAYS           DAYS            DAYS           DAYS           TOTAL
----------------------------------------------------------------------------------------------------
1.  FEDERAL                   $        0     $        0     $        0     $        0     $        0
2.  STATE                     $   32,000     $        0     $        0     $        0     $   32,000
3.  LOCAL                                    $        0     $        0     $        0     $        0
4.  OTHER (ATTACH LIST)                      $        0     $        0     $        0     $        0
----------------------------------------------------------------------------------------------------
5.  TOTAL  TAXES  PAYABLE     $   32,000     $        0     $        0     $        0     $   32,000
====================================================================================================
6.  ACCOUNTS  PAYABLE         $1,297,532     $  562,746     $   75,520     $1,190,432     $3,126,230
====================================================================================================


STATUS  OF  POSTPETITION  TAXES                                                 MONTH: FEBRUARY, 2001
-------------------------------
                                 BEGINNING           AMOUNT                          ENDING
                                    TAX           WITHHELD AND/       AMOUNT           TAX
FEDERAL                         LIABILITY*         0R ACCRUED          PAID         LIABILITY
---------------------------------------------------------------------------------------------
1.  WITHHOLDING**               $        0       $1,293,218       $1,293,218       $        0
2.  FICA-EMPLOYEE**             $        0                                         $        0
3.  FICA-EMPLOYER**             $        0                                         $        0
4.  UNEMPLOYMENT                $        0                                         $        0
5.  INCOME                      $        0       $        0       $        0       $        0
6.  OTHER (ATTACH LIST)         $        0                                         $        0
---------------------------------------------------------------------------------------------
7.  TOTAL  FEDERAL  TAXES       $        0       $1,293,218       $1,293,218       $        0
=============================================================================================
STATE  AND  LOCAL
8.  WITHHOLDING                 $        0                                         $        0
9.  SALES                       $        0                                         $        0
10. EXCISE                      $   38,000       $   26,000       $   32,000       $   32,000
11. UNEMPLOYMENT                $        0                                         $        0
12. REAL  PROPERTY              $        0                                         $        0
13. PERSONAL  PROPERTY          $        0       $        0       $        0       $        0
14. OTHER (ATTACH LIST)         $        0                                         $        0
15. TOTAL  STATE &  LOCAL       $   38,000       $   26,000       $   32,000       $   32,000
---------------------------------------------------------------------------------------------
16. TOTAL  TAXES                $   38,000       $1,319,218       $1,325,218       $   32,000
=============================================================================================

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                       MONTHLY OPERATING REPORT

CASE NAME:  KITTY HAWK AIRCARGO, INC.                           ACCRUAL BASIS-5

CASE  NUMBER:  400-42142-BJH-11                             02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                           MONTH: FEBRUARY, 2001
BANK  RECONCILIATIONS
                                                    Account #1            Account #2         Account #3
----------------------------------------------------------------------------------------------------------------------
A.  BANK:                                       Bank One
B.     ACCOUNT  NUMBER:                                 100130152                                                TOTAL
C.     PURPOSE  (TYPE):                         Operating Account
----------------------------------------------------------------------------------------------------------------------
1.  BALANCE  PER  BANK  STATEMENT                              $0                                                  $0
2.  ADD:  TOTAL  DEPOSITS  NOT  CREDITED                       $0                                                  $0
3.  SUBTRACT:  OUTSTANDING  CHECKS                             $0                                                  $0
4.  OTHER  RECONCILING  ITEMS                                  $0                                                  $0
5.  MONTH  END  BALANCE  PER  BOOKS                            $0              $0             $0                   $0
6.  NUMBER  OF  LAST  CHECK  WRITTEN


INVESTMENT ACCOUNTS

                                             DATE OF           TYPE OF          PURCHASE         CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER             PURCHASE          INSTRUMENT          PRICE           VALUE
-----------------------------------------------------------------------------------------------------------
7.
8.
9.
10.
11. TOTAL  INVESTMENTS                                                               $0                $0

CASH
---------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                              $21,324
---------------------------------------------------------------------------------------------------------
13. TOTAL  CASH  -  END  OF MONTH                                                                 $21,324
---------------------------------------------------------------------------------------------------------

                                                       MONTHLY OPERATING REPORT

CASE NAME:  KITTY HAWK AIRCARGO, INC.                           ACCRUAL BASIS-6

CASE  NUMBER:  400-42142-BJH-11                             02/13/95, RWD, 2/96

                                                         MONTH:  FEBRUARY, 2001
PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                    INSIDERS
--------------------------------------------------------------------
                            TYPE OF        AMOUNT         TOTAL PAID
       NAME                 PAYMENT         PAID            TO DATE
--------------------------------------------------------------------
1.  Clark Stevens          Salary         $31,667         $186,249
2.  Donny Scott            Salary         $26,667         $144,999
3.  Susan Hawley           Salary              $0          $41,667
4.
5.
--------------------------------------------------------------------
6.  TOTAL  PAYMENTS
    TO  INSIDERS                          $58,334         $372,915
====================================================================


                                          PROFESSIONALS
-------------------------------------------------------------------------------------------------------------
                            DATE OF COURT                                                            TOTAL
                          ORDER AUTHORIZING         AMOUNT            AMOUNT        TOTAL PAID      INCURRED
       NAME                    PAYMENT             APPROVED            PAID           TO DATE      & UNPAID *
-------------------------------------------------------------------------------------------------------------
1.  SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
2.
3.
4.
5.
-------------------------------------------------------------------------------------------------------------
6.  TOTAL  PAYMENTS
    TO  PROFESSIONALS                                 $0                $0               $0             $0
=============================================================================================================

*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

                                           SCHEDULED            AMOUNTS
                                            MONTHLY              PAID             TOTAL
                                           PAYMENTS             DURING           UNPAID
           NAME OF CREDITOR                   DUE                MONTH        POSTPETITION
------------------------------------------------------------------------------------------
1.  PEGASUS                                 $403,000            $403,000             $0
2.  REPUBLIC                                $269,166            $269,166             $0
3.  PROVIDENT                               $125,000            $125,000             $0
4.  COAST BUSINESS                          $262,000            $262,000             $0
5.  WELLS FARGO                                   $0                  $0             $0
------------------------------------------------------------------------------------------
6.  TOTAL                                 $1,059,166          $1,059,166             $0
=======================================================================================

                                                       MONTHLY OPERATING REPORT

CASE NAME:  KITTY HAWK AIRCARGO, INC.                          ACCRUAL  BASIS-7

CASE  NUMBER:  400-42142-BJH-11                             02/13/95, RWD, 2/96

                                                          MONTH: FEBRUARY, 2001

QUESTIONNAIRE
-------------------------------------------------------------------------------------------------------
                                                                                  YES                NO
-------------------------------------------------------------------------------------------------------
1.  HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE                        X
    THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?
-------------------------------------------------------------------------------------------------------
2.  HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT                                            X
    OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?
-------------------------------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR                                           X
    LOANS) DUE  FROM RELATED PARTIES?
-------------------------------------------------------------------------------------------------------
4.  HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES                                    X
    THIS REPORTING PERIOD?
-------------------------------------------------------------------------------------------------------
5.  HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE                                            X
    DEBTOR FROM ANY PARTY?
-------------------------------------------------------------------------------------------------------
6.  ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                               X
-------------------------------------------------------------------------------------------------------
7.  ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES                                        X
    PAST  DUE?
-------------------------------------------------------------------------------------------------------
8.  ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                          X
-------------------------------------------------------------------------------------------------------
9.  ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                                   X
-------------------------------------------------------------------------------------------------------
10. ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS                                             X
    DELINQUENT?
-------------------------------------------------------------------------------------------------------
11. HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE                                           X
    REPORTING PERIOD?
-------------------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                  X
-------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

a) Write-Off BER Engine for Net Loss of $243,352

        INSURANCE
------------------------------------------------------------------------------------------------------------------------
                                                                                                   YES                NO
------------------------------------------------------------------------------------------------------------------------
1.  ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                                         X
    NECESSARY INSURANCE COVERAGES IN EFFECT?
------------------------------------------------------------------------------------------------------------------------
2.  ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                                     X
------------------------------------------------------------------------------------------------------------------------
3.  PLEASE  ITEMIZE  POLICIES  BELOW.
------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                      INSTALLMENT  PAYMENTS
---------------------------------------------------------------------------------------------------
         TYPE  OF                                                                    PAYMENT AMOUNT
          POLICY                           CARRIER              PERIOD COVERED         & FREQUENCY
---------------------------------------------------------------------------------------------------
    SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11

CASE NAME:  KITTY HAWK AIRCARGO, INC.

CASE  NUMBER:  400-42142-BJH-11

DETAILS OF OTHER ITEMS                                           FEBRUARY, 2001

ACCRUAL BASIS-1

8.    OTHER  (ATTACH  LIST)                                      $ (39,513,358)Reported
                                                                 -------------
           Intercompany Receivables                                (44,030,586)
           Deposits - State Street Bank (TA Air)                     3,534,695
           Deposits - Landing & Parking                                 57,000
           Deposits - Ventura Aerospace                                 65,125
           Deposits - Rent                                             113,643
           Deposits - Misc                                             642,440
           Intangible - Mather                                         104,325
                                                                 -------------
                                                                   (39,513,358)Detail
                                                                 -------------
                                                                             - Difference

14.   OTHER  (ATTACH  LIST)                                        $ 2,320,000 Reported
                                                                 -------------
           Deposits - Aircraft Leases                                2,320,000
           Intangible - ATAZ STC                                             0
                                                                 -------------
                                                                     2,320,000 Detail
                                                                 -------------
                                                                             - Difference

22.   OTHER  (ATTACH  LIST)                                        $ 7,038,325 Reported
                                                                 -------------
           Accrued A/P                                               3,544,439
           Deposit held for ATAZ sale                                        0
           Accrued Salaries & Wages                                  2,041,093
           Accrued 401K & Misc PR Deductions                           185,885
           Accrued PR Taxes (FICA)                                     149,743
           Accrued Fuel Exp                                          5,917,677
           Accrued Interest                                            543,485
           Accrued Maintenance Reserves                              1,209,827
           Accrued Fed Income Tax (Post)                            (6,553,824)
                                                                 -------------
                                                                     7,038,325 Detail
                                                                 -------------
                                                                             - Difference

27.   OTHER (ATTACH LIST)                                         $ 20,014,211 Reported
                                                                 -------------
           Accrued A/P                                               5,339,668
           Accrued Maintenance Reserves                             10,267,512
           Accrued Fed Income Tax (Pre)                              3,332,363
           Accrued Taxes - Other                                           444
           FINOVA Equip Accrued                                        344,224
           Pegasus Lease Incentive                                     730,000
                                                                 -------------
                                                                    20,014,211 Detail
                                                                 -------------
                                                                             - Difference

      CASE  NAME:  KITTY HAWK AIRCARGO, INC.

      CASE  NUMBER:  400-42142-BJH-11

      DETAILS OF OTHER ITEMS                               FEBRUARY, 2001

ACCRUAL BASIS-2
13.   OTHER (ATTACH LIST)                                          $12,762,891 Reported
                                                                 -------------
           Aircraft Expense                                          2,282,381
           Maintenance                                               3,372,668
           Fuel                                                        433,025
           Ops Wages                                                 3,574,564
           Ops Wages-Grnd                                              367,764
           Ground Handling                                             676,804
           Other Operating Exp                                       2,055,685
                                                                 -------------
                                                                    12,762,891 Detail
                                                                 -------------
                                                                             - Difference

16    NON OPERATING INCOME (ATT.  LIST)                                ($2,049)Reported
                                                                 -------------
           Non-Op Income                                                (2,049)Detail
                                                                 -------------
                                                                             - Difference

17    NON OPERATING EXPENSE (ATT.  LIST)                                    $0 Reported
                                                                 -------------
           Non-Op Expense                                                    - Detail
                                                                 -------------
                                                                             - Difference

21    OTHER (ATTACH  LIST)                                         ($4,803,456)Reported
                                                                 -------------
           (Gain)/Loss on Sale of Assets                               243,352
           Credit for Allocation of A/C Costs to KH I/C             (5,046,808)
                                                                 -------------
                                                                    (4,803,456)Detail
                                                                 -------------
                                                                             - Difference

ACCRUAL BASIS-3

8.    OTHER  (ATTACH  LIST)                                        (14,932,327)Reported
                                                                 -------------
           Transfer to Inc - all money sweeps                      (14,932,327)Detail
              to KH Inc. Case #400-42141                         -------------
                                                                             - Difference
                                                                 -------------

CASE NAME:  KITTY HAWK AIRCARGO, INC.                      FOOTNOTES SUPPLEMENT

CASE  NUMBER:  400-42142-BJH-11                                   ACCRUAL BASIS

                                                         MONTH:  FEBRUARY, 2001

 ACCRUAL BASIS
  FORM NUMBER   LINE NUMBER                 FOOTNOTE / EXPLANATION
---------------------------------------------------------------------------------------------------------------
      3              8        All cash received into the subsidiary cash account is swept each night to Kitty Hawk, Inc. Master Account
---------------------------------------------------------------------------------------------------------------

      3             31        All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
---------------------------------------------------------------------------------------------------------------

      4              6        All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
---------------------------------------------------------------------------------------------------------------

      6          Insiders     Payments to insiders include a portion of the Court approved retention payments in the month of January.
---------------------------------------------------------------------------------------------------------------

      7              3        All insurance policies are carried in the name of Kitty Hawk, Inc. and its subsidiaries. Therefore, they are listed here accordingly.
---------------------------------------------------------------------------------------------------------------

      3              3        The current general ledger system is not able to provide a detail of customer cash receipts segregated by prepetition and post petition accounts receivable.
---------------------------------------------------------------------------------------------------------------